AMENDMENT NO. 1 TO LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (this "Amendment") is made as of March 9, 2022 (the "Effective Date") by and among BLACKBOXSTOCKS INC., a Nevada corporation (the "Borrower") and FVP SERVICING, LLC, a Delaware limited liability company, as administrative agent (in such capacity, the "Administrative Agent"), under the Loan Agreement, dated as of November 12, 2020 (the "Loan Agreement"), by and among the Borrower, each Person from time to time party thereto as a Lender and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

WHEREAS, the Loan Parties, the Lender and the Administrative Agent wish to amend the terms of the Loan Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties, the Lender and the Administrative Agent hereby agree as follows.

SECTION 1. Amendments to the Loan Agreement. Subject to the satisfaction of the condition precedents set forth in Section 3 below, the Loan Agreement is hereby amended as follows as of the Effective Date:

(a) Section 5.1(l)(i) of the Loan Agreement is hereby amended and restated, in its entirety, as follows:

> (i) *Debt Service Coverage Ratio.* Commencing with the fiscal quarter of Borrower ending September 30th, 2022 and continuing thereafter, Borrower shall maintain its Debt Service Coverage Ratio, as measured on the last day of each fiscal quarter of Borrower for the period of twelve (12) consecutive calendar months then ended, at not less the 1.50:1.00.

SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Loan Agreement as amended hereby constitute legal, valid and binding obligations of the Loan Parties and are enforceable against the Loan Parties in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

(b) As of the date hereof, after giving effect to the terms of this Amendment and the transactions contemplated hereby, no Default or Event of Default shall be in existence.

SECTION 3. Condition Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties and the Administrative Agent.

SECTION 4. General.

(a) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken

together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

(c) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES). EACH PARTY HEREBY AGREES THAT SUCH COURTS SHALL HAVE EXCLUSIVE PERSONAL JURISDICTION AND VENUE WITH RESPECT TO SUCH PARTY, AND EACH PARTY HEREBY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS.

(d) Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrower and the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and the successors and assigns of the Loan Parties, the Administrative Agent and the Lenders.

(e) Reference to and Effect on the Loan Agreement.

(i) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as amended and modified hereby.

(ii) Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.

(iii) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(f) Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

(signature pages follow)

IN WITNESS WHEREOF, the undersigned, by their duly authorized officers, have executed this Agreement and it is effective as of the day and year first above written.

BORROWER:
BLACKBOXSTOCKS INC, a Nevada corporation

DocuSigned by:
By: Gust Kepler
Name: Gust Kepler
Title: President / CEO

ADMINISTRATIVE AGENT:

FVP SERVICING, LLC

DocuSigned by:
By: Keith Lee
Name: Keith Lee
Title: Manger

LENDER:

FEENIX VENTURE PARTNERS OPPORTUNITY FUND II, LP

DocuSigned by:
By: Keith Lee
Name: Keith Lee
Title: Managing Partner

[End of Signatures]